UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT  REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 7, 2018

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3475 East Foothill Boulevard, Pasadena, California  91107

(Address of principal executive office, including zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                Results of Operations and Financial Condition.

On November 7, 2018, Tetra Tech, Inc. (“Tetra Tech”) reported its results of operations for its fourth fiscal quarter and fiscal year ended September 30, 2018.  A copy of the press release is attached to this Current Report as Exhibit 99.1.

The information contained in Item 2.02, and in the accompanying exhibit, shall not be incorporated by reference into any filing of Tetra Tech under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly incorporated by specific reference into such filing. The information in Item 2.02 of this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 5.02.                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 5, 2018, Hugh M. Grant, a member of Tetra Tech’s Board of Directors (the “Board”), informed the Board that he plans to stand for re-election as a director at Tetra Tech’s 2019 annual meeting of stockholders and, if elected, will retire as a director at the end of that new term. During his final term, Mr. Grant plans to oversee the transition of his duties as Chairperson of the Audit Committee of the Board to Gary R. Birkenbeuel, who joined the Board and Audit Committee in July 2018. Mr. Grant’s decision to retire and not stand for re-election at the 2020 annual meeting of stockholders was not the result of any disagreement with Tetra Tech.

Item 8.01.                Other Events.

On November 7, 2018, Tetra Tech announced that its Board has declared a $0.12 per share quarterly cash dividend.  The dividend is payable on December 14, 2018 to stockholders of record as of the close of business on November 30, 2018.

Item 9.01.                Financial Statements and Exhibits.

(d)         Exhibits

99.1

Press Release, dated November 7, 2018, reporting the results of operations for Tetra Tech’s fourth fiscal quarter and fiscal year ended September 30, 2018, and the declaration of a $0.12 per share quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Tetra Tech has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date:	November 7, 2018	By:	/S/ DAN L. BATRACK
Dan L. Batrack
Chairman and Chief Executive Officer